UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2009

Specialty Underwriters' Alliance, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50891	20-0432760
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 South Riverside Plaza, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 782-4672

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2009, Specialty Underwriters’ Alliance, Inc. (the "Company") and its Partner Agent, American Team Managers Insurance Services, Inc. ("ATM"), entered into Amendment No. 7 to the Specialty Underwriters' Alliance, Inc. Partner Agent Program Agreement (the "Amendment"), which amends the Specialty Underwriters' Alliance, Inc. Partner Agent Program Agreement entered into by and between the Company and ATM on May 1, 2004, as amended. The material terms of the Amendment extend ATM's exclusivity by an additional five-year period for the programs and states in which it currently writes business and obligates ATM to provide the Company with 90 days written notice in the event of a change in control of ATM.

The information in the preceding paragraph shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Specialty Underwriters' Alliance, Inc.

May 5, 2009	By:	/s/ Peter E. Jokiel

Name: Peter E. Jokiel
Title: EVP, Chief Financial Officer